UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2004.


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Montana                       000-33057                84-1365550
          -------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)

1450 - 409 Granville St., Vancouver, British Columbia, Canada        V6C 1T2
-------------------------------------------------------------        -------
          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (604) 669-3707
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
-----------------------------------------------------

     Effective October 20, 2004, Andresmin Gold Corporation (the "Company") entered into a Consulting Services Agreement (the "Agreement") with Baltic Investment Group (the "Consultant"), whereby the Consultant will provide investor relations services to the Company for a period of nine (9) months, which includes, but is not limited to, the following: (i) assisting the Company with its application for a listing of the Company's common stock on the German Stock Exchange Frankfurt/Berlin; (ii) assisting the Company with its investor awareness campaign; (iii) consulting the Company on corporate finance matters; and (iv) assisting the Company with the organization of an investor roadshow in Europe. In exchange for the Consultant providing the above mentioned services to the Company, the Company has agreed to pay to the Consultant an initial engagement fee of $100,000 upon execution of the Agreement. In addition, the Company has agreed to pay the Consultant a finder's fee of 9% in cash upon the completion of any equity or debt financing by the Company with investors introduced by the Consultant to the Company.


ITEM 8.01  OTHER EVENTS
-----------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the Press Releases dated November 15, 2004, November 22, 2004, November 29, 2004 and November 30, 2004, and attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Press Release dated November 15, 2004
Exhibit 99.2         Press Release dated November 22, 2004
Exhibit 99.3         Press Releases dated November 29, 2004
Exhibit 99.4         Press Release dated November 29, 2004
Exhibit 99.5         Press Release dated November 30, 2004

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 3, 2004

                                            ANDRESMIN GOLD CORPORATION


                                            By:      /s/ Ian Brodie
                                               --------------------------------
                                            Name:   Ian Brodie
                                            Title:  President and Director